SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 3,  2010

IVT Software, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-53437	74-31775186
(Commission File Number)	(IRS Employer Identification No.)

3840 South Water Street Pittsburgh, Pa.	15203
(Address of Principal Executive Offices)	(Zip Code)

412-884-3028
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

196 North Crest Place
Lakewood, NJ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 3, 2010,  IVT Software, Inc.  (IVTW)  issued a press release announcing that the company is in Merger Discussions with Haddad Wylie Industries, LLC (“HWI”), headquartered in Pittsburgh, PA. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index attached hereto.
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deric Haddad

Date: September 7, 2010	By:	/s/ Deric Haddad
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release entitled “IVT Software, Inc. in Merger Discussions” issued by the company on September 3, 2010